NPORT-EX

Upright Growth Fund

Schedule of Investments

December 31, 2021 (unaudited)

Description	Quantity	Market Value
Equities
Aero Space 0.32%
Direxion Daily Aerospace & Defense Bull 3x	5,500	$ 102,905

Bank Industry 0.83%
Bank of America Corporation	6,000	266,940

Chemicals Specialty 0.15%
The Mosaic Company	1,200	47,148

Consumer 0.32%
Bed Bath & Beyond Inc.	7,000	102,060

Drug Manufacturer-other 4.06%
AbbVie Inc.	6,000	812,400
Teva Pharmaceutical Industries Limited* ADR	60,892	487,745
		$ 1,300,145

Electronic Equipment 20.12%
Apple Inc.	24,800	4,403,736
Plug Power Inc.*	72,500	2,046,675
		$ 6,450,411

Financial Services 0.82%
Direxion Daily Financial Bull 3x Shares	2,000	261,460

Generic Drugs 0.17%
Bausch Health Companies Inc.	2,000	55,220

Industrial General Business 0.44%
Direxion Daily Industrials Bull 3x Shares	3,000	140,340

Internet Services 1.22%
Alphabet Inc.*	100	289,359
Meta Platforms, Inc.*	300	100,905
		$ 390,264

Insurance 0.65%
Brighthouse Financial, Inc.	1,000	51,800
MetLife, Inc.	2,500	156,225
		$ 208,025

MID Cap 0.65%
Direxion Daily Mid Cap Bull 3x Shares	3,000	208,920

MSCI-ETF 0.47%
Direxion Daily MSCI Real Estate Bull 3x Shares	5,000	152,150

Pharmaceutical 0.45%
Direxion Daily Pharmaceutical & Medical Bull 3x Shares ETF	4,000	63,520
Lannett Company, Inc.*	50,000	81,000
		$ 144,520

Retail Special Lines 0.74%
Alibaba Group Holding Limited* ADR	2,000	237,580

Semiconductor 10.64%
ASE Technology Holding Co., Ltd. ADR	10,000	78,100
Silicon Motion Technology Corporation ADR	13,500	1,282,905
Taiwan Semiconductor Manufacturing Company Limited ADR	17,000	2,045,270
United Microelectronics Corporation ADR	500	5,850
		$ 3,412,125

Small Cap 0.40%
Direxion Daily Small Cap Bull 3X	1,500	127,125

IC Design 57.33%
Himax Technologies, Inc. ADR	1,149,400	18,378,906

Short Term Investments 1.05%
MSIL Federal Government Portfolio Institutional	29,334	29,334
Invesco Treasury Portfolio Institutional	308,833	308,833
		$ 338,167

Total Investments (Cost $17,750,200) 100.83%		32,324,411
Other Assets less Liabilities 0.83%		(265,603)
Net Assets 100%		$ 32,058,808

*Non income producing securities

ADR – American Depository Receipt

As of December 31, 2021, the gross unrealized appreciation for all securities totaled $15,478,150 and the gross unrealized depreciation for all securities totaled $ 903,939 for a net unrealized appreciation of $ 14,574,211 for tax purposes. The aggregate cost of securities including cash and money funds on December 31, 2021 was $17,994,494.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for financial statements issued after September 15, 2009. The accompanying financial statements make reference to GAAP issued by the FASB as Accounting Standards CodificationTM (“ASC”).

Security Valuation

Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:00 p.m. Eastern time, or in the absence of recorded sales, at the readily available closing bid price on such exchanges or such System. Unlisted securities that are not included in such System are valued at the quoted bid price in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees.

Fair Value Measurements

As required by the fair value topic of the FASB Accounting Standards Codification, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820-10 establishes a three-tier framework for measuring fair value based upon a hierarchy of inputs. The three levels of inputs are:

Level 1 – Unadjusted quoted prices active in markets for identical investments.

Level 2 – Other significant observable inputs (including quoted prices for identical investments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default risk and similar data.)

Level 3 – Significant unobservable inputs, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, and would be based upon the best available information.

The following table summarizes the inputs used to value the Fund’s investments as of December 31, 2021:

Level 1	32,324,411
Level 2	-
Level 3	-
Total	32,324,411